EXHIBIT 10.9

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF

DUKE REALTY SERVICES LIMITED PARTNERSHIP

This Third Amendment (“Amendment”) to the Partnership Agreement (as defined herein) of Duke Realty Services Limited Partnership, an Indiana limited partnership (“Partnership”), is made by and between Duke Services, Inc., an Indiana corporation (“DSI”), Duke Realty Limited Partnership, an Indiana limited partnership (“DRLP”), Duke Realty Corporation, formerly known as Duke Realty Investments, Inc., an Indiana corporation (“DRE”), and Duke Management, Inc., an Indiana corporation (“DMI”), effective as of January 1, 2002 (“Effective Date”).

RECITALS

WHEREAS, DSI is presently the sole General Partner of the Partnership;

WHEREAS, All of the capital stock of DSI is owned solely by DRE;

WHEREAS, On the Effective Date, the directors and sole shareholder of DSI adopted a Plan of Complete Liquidation and Voluntary Dissolution of Duke Services, Inc. (“Plan of Liquidation”); and

WHEREAS, The parties hereto desire to amend the Partnership Agreement to permit (i) DSI to transfer and assign its entire Partnership Interest in the Partnership to DRE as a liquidating distribution under the Plan of Liquidation, and (ii) the substitution of DRE for DSI as the sole General Partner of the Partnership.

NOW, THEREFORE, pursuant to Section 9.05 of the Partnership Agreement and in consideration of the mutual promises, representations, warranties, covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1) - DEFINITIONS

Section a).             Defined Terms.

For purposes of this Amendment, “Partnership Agreement” shall mean the Second Amended and Restated Agreement of Limited Partnership of Duke Realty Services Limited Partnership, dated as of September 30, 1994, as amended by the First Amendment to Second Amended and Restated Agreement of Limited Partnership of Duke Realty Services Limited Partnership dated July 23, 1998, and the Amendment to Second Amended and Restated Agreement of Limited Partnership of Duke Realty Services Limited Partnership dated March 31, 1999.  All other capitalized terms used but not defined herein shall the respective meanings ascribed to such terms in the Partnership Agreement.

ARTICLE 2) - AMENDMENTS

Section a).             Assignment of Partnership Interest.

Subject to the terms and conditions of this Amendment, DSI shall assign and transfer its entire Partnership Interest in the Partnership to DRE as a liquidating distribution as of the Effective Date.

Section b).             Assumption of Obligations.

By execution of this Amendment, DRE agrees to (i) be fully bound by the terms and conditions of the Partnership Agreement, (ii) accept the responsibilities of a general partner under the Partnership Agreement, and (iii) assume the obligations of DSI as the general partner in the Partnership to the extent and as provided in Section 2.03 of the Partnership Agreement.

Section c).             Amended Definitions.

The following defined terms in Section 1.04 of the Partnership Agreement are hereby amended to read as follows:

“DRE” means Duke Realty Corporation, formerly known as Duke Realty Investments, Inc., an Indiana corporation.

“General Partner” means Duke Realty Corporation, an Indiana corporation.

Section d).             Special Partner Approval.

Each party to this Amendment hereby consents to the assignment by DSI of its entire Partnership Interest to DRE, and to the substitution of DRE as the sole general partner in the Partnership.  The parties each expressly acknowledge and agree this consent shall constitute Special Partner Approval as required by Section 7.01 of the Partnership Agreement.

ARTICLE 3) - GENERAL PROVISIONS

Section a).             No Other Amendments.

Except as expressly otherwise amended herein, the Partnership Agreement is in all respects ratified and confirmed and shall remain in full force and effect in accordance with its terms.

Section b).             Counterparts.

This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section c).             Subsequent Performance.

The parties hereto each agree to execute and deliver such subsequent or supplemental documents as may be reasonably necessary to consummate any of the transactions contemplated by this Amendment.

Section d).             Governing Law.

This Amendment shall be governed by and construed in accordance with the laws of the State of Indiana.